Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Annual Report on Form 10-KSB of Full House Resorts, Inc. for the year ended December 31, 2003 as filed with the Securities and Exchange Commission (the “Report’), I, Andre M. Hilliou, Chief Executive Officer of Full House Resorts, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Full House Resorts, Inc.

Dated: March 26, 2004	By:	/s/ ANDRE M. HILLIOU .
Andre M. Hilliou
Chief Executive Officer

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Annual Report on Form 10-KSB of Full House Resorts, Inc. for the year ended December 31, 2003 as filed with the Securities and Exchange Commission (the “Report”) I, Greg Violette, Chief Financial Officer of Full House Resorts, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Full House Resorts, Inc.

Dated: March 26, 2004	By:	/s/ GREG VIOLETTE .
Greg Violette
Chief Financial Officer